Exhibit 99.1

Dollar Tree, Inc. to Host Third Quarter Earnings Conference Call

CHESAPEAKE, Va. - November 12, 2019 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the third quarter ended November 2, 2019.

WHEN:	Tuesday, November 26, 2019
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 866-575-6539 for USA and Canadian calls or 856-344-9299 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Monday, December 2, and may be accessed by dialing 888-203-1112. Please enter Passcode # 8107336.

CONTACT:	Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284

www.DollarTree.com
DLTR-E